UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 6, 2017

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37888 (Commission File Number)	46-5726437 (I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On September 7, 2017, Tabula Rasa HealthCare, Inc., a Delaware corporation (“TRHC”), filed a Current Report on Form 8-K (the “Prior 8-K”) to report that TRHC had completed its acquisition of Sinfonía HealthCare Corporation, a Delaware corporation (“Sinfonía”), on September 6, 2017, pursuant to the terms of the Agreement and Plan of Merger, by and among TRHC, TRCRD, Inc., a Delaware corporation and wholly-owned subsidiary of TRHC, TRSHC Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of TRHC, Sinfonía HealthCare Corporation, a Delaware corporation, Michael Deitch, Fletcher McCusker and Mr. Deitch in his capacity as the Stockholders’ Representative.

TRHC is filing this amendment to amend and restate Item 9.01 of the Prior 8-K in its entirety. Except for the foregoing, this amendment does not modify or update any other disclosure contained in the Prior 8-K.

Item 9.01 Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

The unaudited financial statements of the SinfoníaRx business, a business of Sinfonía HealthCare Corporation, as of June 30, 2017 and for the six month periods ended June 30, 2017 and 2016 filed herewith and attached hereto as Exhibit 99.3 are incorporated herein by reference.

The audited financial statements of the SinfoníaRx business, a business of Sinfonía HealthCare Corporation as of December 31, 2016 and 2015 and for each of the years ended December 31, 2016 and 2015 filed herewith and attached hereto as Exhibit 99.4 are incorporated herein by reference.

(b)                                 Pro Forma Financial Information

The unaudited pro forma combined financial statements of TRHC, as of and for the six month period ended June 30, 2017 and for the year ended December 31, 2016 filed herewith and attached hereto as Exhibit 99.5 are incorporated herein by reference.

(d)                                 Exhibits.

Exhibit Number	Description

2.1*

Agreement and Plan of Merger, dated September 6, 2017, by and among Tabula Rasa HealthCare, Inc., TRCRD, Inc., TRSHC Holdings, LLC, Sinfonia HealthCare Corporation, Michael Deitch, Fletcher McCusker, and Michael Deitch, as Stockholders’ Representative (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed on September 7, 2017).

10.1

Amended and Restated Loan and Security Agreement, dated September 6, 2017, by and among CareKinesis, Inc., Tabula Rasa HealthCare, Inc., Careventions, Inc., Capstone Performance Systems, LLC, J.A. Robertson, Inc., Medliance LLC, CK Solutions, LLC, SinfoniaRx, Inc., Sinfonia HealthCare Corporation, TRCRD, Inc., TRSHC Holdings, LLC, the several banks and other financial institutions or entities from time to time party thereto, and Western Alliance Bank, as a Lender and as administrative agent and collateral agent for the Lenders (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on September 7, 2017).

23.1	Consent of BeachFleischman PC.

99.1	Press release of Tabula Rasa HealthCare, Inc. issued September 6, 2017 (incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on September 7, 2017).

99.2	Investor Presentation of Tabula Rasa HealthCare, Inc. dated September 6, 2017 (incorporated by reference to Exhibit 99.2 to the registrant’s Current Report on Form 8-K filed on September 7, 2017).

99.3	Unaudited financial statements of the SinfoníaRx business, a business of Sinfonía HealthCare Corporation, as of June 30, 2017 and for the six month periods ended June 30, 2017 and 2016.

99.4	Audited financial statements of the SinfoníaRx business, a business of Sinfonía HealthCare Corporation, as of December 31, 2016 and 2015 and for each of the years ended December 31, 2016 and 2015.

99.5	Unaudited pro forma combined financial statements of Tabula Rasa HealthCare, Inc. as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016.

* The schedules and exhibits to the merger agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. Tabula Rasa HealthCare, Inc. agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

	By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: October 13, 2017